UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a -101)

Information Required in a Proxy
Statement Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant [  ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

The RBB Fund Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

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IMPORTANT PROXY INFORMATION

May [  ], 2025

Dear Shareholder:

We are writing to inform you that First Eagle Global Equity ETF and First Eagle Overseas Equity ETF (each a “Fund” or, alternatively, referred to by their individual Fund name and collectively, the “Funds”), each a series of The RBB Fund Trust (the “Trust”), will each hold a Special Meeting of Shareholders on June 30, 2025, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 at 10:00 a.m. Central time (the “Meeting”).

The Meeting is required because of the prospective change of ownership of the parent company of First Eagle Investment Management, LLC (“FEIM” or the “Adviser”) and has been called in order to vote on the Proposal described below. As a shareholder of the Funds, you have the opportunity to voice your opinion.

The Meeting is to be held for the following purpose:

The New Advisory Agreement (the Proposal)

To seek shareholder approval of a “new” advisory agreement for the Funds that will continue the existing advisory arrangement with FEIM subsequent to the prospective change of ownership (the “Transaction”) of the parent company of FEIM, First Eagle Holdings, Inc. (“FE Holdings”). In the Transaction, funds managed by Genstar Capital (“Genstar”) propose to make a majority investment in FE Holdings. The Transaction will involve the buyout of all interests in FE Holdings currently held by funds managed by The Blackstone Group, LP and Corsair Capital LLC and certain related co-investors such that Genstar will indirectly acquire a majority interest in FEIM.

Please note:

●

Assuming the proposal to continue the advisory arrangement with FEIM is approved, after the Transaction FEIM will continue to serve as investment adviser to the Funds and Exchange Traded Concepts, LLC (“ETC”) will continue to serve as the sub-adviser to the Funds with no change in terms or service levels.

●

There will be no change in investment personnel in connection with the Transaction. FEIM intends that the same portfolio managers will continue to manage the Funds:

Name of Fund	Portfolio Managers
First Eagle Global Equity ETF	Messrs. Albertini, Brooker Jr., Gupta, Jones and McLennan
First Eagle Overseas Equity ETF	Messrs. Barr, Brooker, Jr., Heck, Jones and McLennan

●

There will be no change in your share ownership in the Funds or the advisory fees charged to the Funds in connection with the Transaction.

●

There will be no change in the Funds’ investment objectives and policies in connection with the Transaction.

●

The Funds will not bear the cost of this proxy solicitation. FEIM will bear the cost of this proxy solicitation.

THE TRUST’S BOARD OF TRUSTEES BELIEVES THAT APPROVING THE FUNDS’ PROPOSED ADVISORY ARRANGEMENT WITH FEIM IS IN THE BEST INTERESTS OF THE FUNDS AND THEIR SHAREHOLDERS. THE BOARD URGES YOU TO VOTE IN FAVOR OF THE PROPOSAL.

i

The Trust has enlisted the services of Sodali & Co. (the “Solicitor”), a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call or other contact from the Solicitor encouraging you to exercise your right to vote.

You will find more information about these matters in the following “Question and Answer” pages and the full Proxy Statement.

We urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the proxy card. By voting your shares, you will help eliminate the possibility of additional expenses incurred from further solicitation efforts.

If you have any questions regarding the enclosed material or the execution of your vote, please call the Solicitor toll-free at 888-297-9160.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory and sub-advisory agreements) and Proxy Voting Ballot are available at www.proxyvotinginfo.com/p/firsteagle.

We appreciate your time and continued commitment to the Funds.

Sincerely,

Steven Plump

President

The RBB Fund Trust

IMPORTANT NOTICE

May [ ], 2025

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted and considered.

QUESTIONS AND ANSWERS

Q: Why am I receiving this Proxy Statement?

A: The purpose of this Proxy Statement is to seek the approval by the Funds’ shareholders of a new advisory agreement with FEIM subsequent to the prospective change of ownership of FEIM’s parent company, and to inform shareholders that the Board approved a new sub-advisory agreement with ETC subsequent to the prospective change of ownership of FEIM’s parent company. If the advisory agreement is approved, both the advisory and sub-advisory agreements will take effect as of the closing of the Transaction.

Q: Why am I being asked to vote on a new Advisory Agreement?

A: A shareholder vote on the Proposal is required because of the prospective change of ownership of FE Holdings. That Transaction will be considered to result in an “assignment” of the Funds’ existing advisory agreement. An “assignment” is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. registered investment companies, will terminate the existing advisory agreement and require approval from each Fund’s shareholders to continue it as a “new” advisory agreement (referred to here as the “New Advisory Agreement”) and will terminate the existing sub-advisory agreement. Because FEIM has obtained an exemptive order (the Manager of Managers Order) issued by the Securities and Exchange Commission, which allows it to hire, terminate and replace unaffiliated sub-advisors with the approval of the Board, and without obtaining shareholder approval, the Board considered and approved a "new" sub-advisory agreement with ETC (referred to here as the “New Sub-Advisory Agreement”). The Board is seeking your approval of the New Advisory Agreement to continue the advisory arrangement with FEIM.

Substantially all the terms and conditions of the existing advisory arrangement with FEIM, including FEIM’s total fees for its advisory services, will remain the same under the New Advisory Agreement. Furthermore, substantially all the terms and conditions of the existing sub-advisory agreement with ETC, including ETC’s total fees for its sub-advisory services, will remain the same under the New Sub-Advisory Agreement.

Q: How do the proposed New Advisory Agreement and New Sub-Advisory Agreement differ from the current arrangements?

A: The terms and conditions of the New Advisory Agreement and New Sub-Advisory Agreement are substantially similar to those under the current arrangements. There is no change in the advisory fees paid to the Adviser or the Sub-Adviser.

Q: Will the Adviser, Sub-Adviser and Portfolio Managers remain the same?

A: Yes. The Adviser will continue to serve as the Funds’ investment adviser and ETC will continue to serve as the Fund’s investment sub-adviser. The same portfolio managers will continue to manage the Funds. Looking ahead, you can expect the same level of management expertise and high-quality service to which you’ve experienced as a shareholder of the Funds.

Q: How will the New Advisory Agreement and New Sub-Advisory Agreement affect me as a Fund Shareholder?

A: The Transaction does not affect the amount of shares you own or the total advisory fees charged to the Funds. FEIM and ETC will continue to serve as the Funds’ investment adviser and sub-adviser with no change in terms or service levels. In addition, it is intended that the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies.

Q: Will my vote make a difference?

A: Yes. Your vote is needed to ensure that the proposal is approved so that the advisory arrangement is continued. Your immediate response will help save on the costs and inconvenience of further solicitations for a shareholder vote. We encourage you to participate in the governance of the Funds.

Q: How can I vote?

A: To vote, you may use any of the following methods:

●     By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

●     By Internet. Have your proxy card available. Go to the website on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the website.

●     By Telephone. Have your proxy card available. Call the toll-free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

●     In Person. Shareholders can also vote in person at the Meeting. If you intend to attend in person, you must show photographic identification, such as a driver’s license and satisfactory proof of ownership of shares as of the record date. If you hold your shares in “street name,” you will not be able to vote in person without presenting a legal proxy authorizing you to do so from your broker, bank or other nominee.

Q: May I revoke my vote?

A: You may revoke the enclosed proxy at any time prior to the exercise thereof by submitting notice of revocation or a subsequently executed proxy to the Secretary of the Funds. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

Q: How does the Board recommend that I vote?

A: After careful consideration, the Board recommends that you vote “FOR” the approval of the New Advisory Agreement with FEIM.

Q: How do I contact you?

A: If you have any questions, call Sodali & Co. toll-free at 888-297-9160.

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

THE RBB FUND TRUST

First Eagle Global Equity ETF

First Eagle Overseas Equity ETF

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

PROXY STATEMENT

Notice of Special Meeting of Shareholders

to be Held on June 30, 2025

This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of The RBB Fund Trust (the “Trust”) in connection with its series First Eagle Global Equity ETF and First Eagle Overseas Equity ETF (each a “Fund and collectively the “Funds” or, alternatively, by their individual Fund name) for use at a Special Meeting of Shareholders and all adjournments thereof (the “Meeting”), to be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, on June 30, 2025, at 10:00 a.m. Central time for the purposes set forth in this Proxy Statement. This Proxy Statement is expected to be mailed on or about May [ ], 2025 to shareholders of record of the Funds (the “Shareholders”) as of the close of business on May 5, 2025 (the “Record Date”).

If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions thereon. If no instructions are given on the properly executed and returned proxy card, proxies will be voted FOR approval of the proposal as described below.

Proxies will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting or any adjournment thereof. You may revoke the enclosed proxy at any time prior to the exercise thereof by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Funds. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

The cost of this solicitation will not be borne by the Funds. The Adviser (as defined below) will bear the cost of this solicitation. The solicitation will be by mail, but may include telephonic, internet, text, e-mail or oral communications by Sodali & Co. (the “Solicitor”), a professional proxy solicitation firm retained by the Trust to assist Shareholders with understanding and completing the proxy process. (Fees payable to the Solicitor are estimated to be $[ ], which again will be at no cost to the Funds or their Shareholders.) As the Meeting date approaches, you may receive a call from the Solicitor encouraging you to exercise your right to vote. Regular employees of the Adviser or of U.S. Bank Global Fund Services, the Funds’ transfer agent, may also contact you (also at no cost to the Funds).

Only one copy of this Proxy Statement will be mailed to multiple Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon request, we will mail a separate copy of this Proxy Statement to a Shareholder at a shared address to which a single copy of this Proxy Statement was mailed. Any Shareholder who wishes to receive a separate proxy statement should contact their Fund at 800-617-0004.

General Information about the Funds

The Trust is a Delaware statutory trust, and each of its series, including the Funds, is a separate portfolio of assets and has different investment objectives.

At the close of business on the Record Date, the net assets of each Fund were $[ ] for First Eagle Global Equity ETF and $[ ] for First Eagle Overseas Equity ETF.

The Funds’ investment adviser is First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), a registered investment adviser. FEIM is a subsidiary of First Eagle Holdings, Inc., a privately owned holding company organized under the laws of Delaware. The Funds’ sub-adviser is Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”), a registered investment adviser.

The Funds’ principal underwriter is Quasar Distributors, LLC (“Quasar” or the “Distributor”), a registered broker-dealer located in Portland, Maine. The Funds’ custodian is U.S. Bank N.A. 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin, 53212; and its administrator and transfer agent is U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201. [ ] serves as the Funds’ independent registered public accountant.

More information regarding the Funds is available in their Prospectus and Statement of Additional Information and in the most recent Annual (once available) and Semi-Annual reports. The Funds will furnish, without charge, a copy of a Fund’s most recent Prospectus, Statement of Additional Information, annual report (once available) and semi-annual report to any Shareholder upon request. These documents can be found on the Funds’ website, by calling 800-617-0004 or by writing to First Eagle Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701.

Summary of the Business of the Meeting

During the Meeting, the Funds' Shareholders will vote whether to approve a “new” advisory agreement for the Funds that will continue the existing advisory arrangement with FEIM subsequent to the prospective change of ownership of the parent company of FEIM, as described further below (the “Proposal”). The Trustees may elect to withdraw the Proposal from consideration, but anticipate doing so only in the event that the Transaction is called off or otherwise does not close.

Who Votes?

All Fund Shareholders are being asked to vote on the Proposal. Although it is not anticipated that other business will be presented at or acted upon at the Meeting, the accompanying proxy card authorizes the proxy holders to vote with their best judgment as to any other matter that properly comes before the Meeting.

Quorum Requirement and Adjournment for the Proposal

With respect to a proposal requiring approval by each Fund voting separately, the presence in person or by proxy of the holders of one-third (33⅓%) of the shares of a Fund entitled to vote shall constitute a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions will be treated as votes present at the Meeting but will not be treated as voted cast at such meeting. Broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners of other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting and will not be treated as votes cast at such meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the Trust expects the chairman of the Meeting to adjourn the Meeting (from time to time in his or her discretion) in order to solicit additional proxies. Any adjournment may be held without the necessity of further notice if the time and place thereof are announced at the Meeting at which the adjournment is taken.

Vote Necessary to Approve the Proposal

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund, meaning the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. Each Fund share is entitled to one vote for each full share owned by a Shareholder, and a fractional vote for each fractional share.

As noted above, abstentions and broker non-votes are counted as present, but are not considered votes cast at the Meeting. As a result, the abstentions and broker non-votes for the Proposal will have the same effect as a vote against the Proposal.

Shareholders may use the proxy card provided if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. A proxy shall be deemed executed if the Shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic or electronic transmission (as defined in Section 3806 of the Delaware Statutory Trust Act, as amended) or otherwise) by the Shareholder or the Shareholder’s attorney-in-fact. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposal described herein and will use their best judgment to vote on such other business as may properly come before the Meeting or any adjournment thereof. The Funds may also arrange to have votes recorded by telephone, the Internet or other electronic means.

Any Shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Funds. The Secretary of the Funds is James G. Shaw, and they may be reached at the following address: c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a Shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

Record Date and Outstanding Shares

Only Shareholders of record at the close of business on May 5, 2025, will be entitled to notice of, and to vote at, the Meeting. On May 5, 2025, the following shares of the Funds were outstanding and entitled to vote:

Portfolio	Number of Shares	Number of Votes
First Eagle Global Equity ETF	[ ]	[ ]
First Eagle Overseas Equity ETF	[ ]	[ ]

Ownership of the Funds

As of the Record Date, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

Each person that, to the knowledge of the Funds, owned beneficially or of record 5% or more of the outstanding shares of either Fund as of the Record Date is listed in APPENDIX A to this proxy statement.

Background and Information on the Transaction

Private equity funds managed by Genstar Capital (“Genstar”), a leading private equity firm focused on investments in targeted segments of the financial services, software, healthcare and industrials industries, have agreed to make a majority investment in First Eagle Holdings, Inc. (“FE Holdings”), the parent company of FEIM (the “Transaction”), which would lead to Genstar holding an indirect majority interest in FEIM.

The Transaction will bolster FEIM’s current business strategy of investing in its core business while thoughtfully expanding the range of high-quality, differentiated investment solutions it is able to offer clients worldwide. FEIM’s leadership and investment teams will remain intact, with each investment team maintaining its philosophical autonomy.

Private equity funds controlled by Blackstone Inc. and Corsair Capital, as well as certain co-investors, have owned a majority economic interest in FE Holdings since 2015. The remainder is held by First Eagle’s founding families and the firm’s current and former employees. Upon the closing of the Transaction, expected in the second half of 2025, private equity funds managed by Genstar will have acquired a majority stake in FEIM from Blackstone, Corsair and their co-investors.

PROPOSAL TO APPROVE THE ADVISORY AGREEMENT WITH FEIM

The New Advisory Agreement (The Proposal)

At the Meeting, you will be asked to approve a “new” advisory agreement that operates to continue the advisory services to the Funds. A general description of the New Advisory Agreement and a comparison of the New Advisory Agreement with the existing arrangement (the “Existing Advisory Agreement”) is included below. A form of the New Advisory Agreement is attached hereto as APPENDIX B.

A Shareholder vote is required because of the prospective change of ownership of FE Holdings. That Transaction will be considered to result in an “assignment” of the Existing Advisory Agreement. An “assignment” is a legal term for an event involving a change in the ultimate ownership of an investment adviser and, under the laws governing U.S. registered investment companies, will terminate the Existing Advisory Agreement and require that we seek approval from the Funds’ Shareholders to continue it as a “new” agreement.

The Transaction does not affect the amount of shares you own or the total advisory fees charged to the Funds. FEIM will continue to serve as the Funds’ investment adviser with no change in terms or service levels. In addition, it is intended that the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies.

If the Shareholders of a particular Fund do not approve the New Advisory Agreement with respect to that Fund and the Transaction is consummated, the Trustees, in consultation with the Adviser, will consider what further action to take consistent with their fiduciary duties to that Fund. Such action will initially include obtaining for the Fund interim investment advisory services from the Adviser (at no more than the current fee rate for up to 150 days following the Transaction). In the event the Transaction is not consummated, the Adviser will continue to serve as investment adviser to the Funds pursuant to the terms of the Existing Advisory Agreement.

The New Sub-Advisory Agreement

FEIM has obtained an exemptive order (the “Manager of Managers Order”) issued by the Securities and Exchange Commission, which permits FEIM to hire, terminate and replace sub-advisers with the approval of the Board, and without obtaining shareholder approval. The Manager of Managers Order generally allows FEIM to enter into and amend agreements with sub-advisers for the Funds without obtaining shareholder approval of such changes. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of the Independent Trustees) approve any new or amended agreements with sub-advisers. Shareholders of the Funds continue to have the right to terminate an agreement with a sub-adviser at any time, without penalty, by a vote of the majority of outstanding voting securities of a Fund. FEIM, on behalf of a Fund, will notify shareholders of any new sub-adviser, or of any material amendments to an agreement with a sub-adviser, as required by the Manager of Managers Order.

The current sub-advisory agreement with ETC (the “Existing Sub-Advisory Agreement”) will automatically terminate upon the termination of the Existing Advisory Agreement. FEIM recommended, and the Board approved, a “new” sub-advisory agreement that operates to continue ETC's sub-advisory services to the Funds. A general description of the New Sub-Advisory Agreement and a comparison of the New Sub-Advisory Agreement with the Existing Sub-Advisory Agreement are included below.

If the New Advisory Agreement is approved by the Shareholders of a Fund, the New Sub-Advisory Agreement relating to that Fund will take effect upon the closing of the Transaction without any shareholder action. In the event the Transaction is not consummated, the Adviser will continue to serve as investment adviser to the Fund pursuant to the terms of the Existing Advisory Agreement and ETC will continue to serve as sub-adviser to the Fund pursuant to the terms of the Existing Sub-Advisory Agreement. A form of the New Sub-Advisory Agreement is attached hereto as APPENDIX C.

The Transaction does not affect the amount of shares you own or the total advisory fees charged to the Fund. FEIM will continue to serve as the Fund’s investment adviser with no change in terms or service levels. In addition, the same portfolio managers will continue to manage the Fund in accordance with the same investment objectives and policies. The Board believes continuing the sub-advisory arrangement will be beneficial for the Funds and their Shareholders by, among other things, offering the continued ability to benefit from the expertise of the same investment personnel of ETC currently managing each Fund.

Information about the Adviser

The Funds are managed by FEIM, a subsidiary of FE Holdings. FE Holdings is a privately-owned holding company organized under the laws of the State of Delaware. It is located at 1345 Avenue of the Americas, New York, NY 10105. A portion of the interests in FEIM (representing less than 10% of the total outstanding) is indirectly owned by FEIM employees.

The Adviser offers a variety of investment management services. In addition to the Funds, its clients include other registered investment companies, a registered business development company, corporations, foundations, major retirement plans and high-net-worth individuals. As of [ ], the Adviser had approximately $[ ] billion of total assets under management. The Adviser’s address is 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers currently managing each of the Funds are:

Name of Fund	Portfolio Managers
First Eagle Global Equity ETF	Messrs. Albertini, Brooker Jr., Gupta, Jones and McLennan
First Eagle Overseas Equity ETF	Messrs. Barr, Brooker, Jr., Heck, Jones and McLennan

●	Julien Albertini. Mr. Albertini joined the Adviser in April 2013 as a research analyst. Before joining First Eagle, he worked as a global equity research analyst for Tiger Veda LP, a long-short equity hedge fund based in New York City. Prior to this, Mr. Albertini was a research analyst with Generation Investment Management in London, where he covered global healthcare companies. He began his career in 2003, in the Investment Banking Division of Banque Rothschild & Cie in Paris, and went on to join Morgan Stanley in London for four years. Mr. Albertini received an MSc from ESSEC Business School in Paris and an MBA from Columbia Business School, where he was part of the value investing program. He is fluent in French.

●	Alan Barr, CFA. Mr. Barr joined the Adviser as a research analyst in March 2001. Prior to that, he spent four years as an equity research analyst at PNC Bank and, before then, seven years as an equity research analyst at Rittenhouse Financial Services.

●	Kimball Brooker, Jr. Mr. Brooker joined the Adviser in January 2009. He began his career in 1992 as a financial analyst at Lazard Freres & Co. and went on to join J.P. Morgan as an associate in the Investment Banking Department, specifically the billion dollar private equity fund Corsair. Following the completion of his MBA, Mr. Brooker returned to JPM and was named subsequently Chief Investment Officer of Corsair Funds and became a Managing Director thereafter. By 2006 he completed Corsair’s spin-off from JPM and successfully managed nearly $3 billion. Mr. Brooker is a graduate of Yale University and was awarded his MBA from Harvard University in 1998. Mr. Brooker is the Co-Head of the First Eagle Global Value Team.

●	Manish Gupta. Mr. Gupta joined the Adviser in October 2009. Mr. Gupta began his career in the technology sector as an intern at Microsoft Corporation, and spent the following six years as a software engineer at Cisco Systems. Previously Mr. Gupta was an equity research analyst at Cantillon Capital Management, covering technology, professional and commercial services, transportation and select industrials. Prior to this, he interned as a financial services sector analyst at Fidelity Management and Research. Mr. Gupta is a graduate of the Institute of Technology BHU in Varanasi, India and was awarded his MBA from Columbia Business School. He also has an MS in computer science from University of Texas at Austin.

●	Christian Heck, CFA. Mr. Heck joined the Adviser as a Research Analyst in September 2013. Prior to joining the Adviser, he spent time with Waterland Private Equity Investments, the Boston Consulting Group, and Paradigm Capital. Mr. Heck is a graduate of Wright State University and was awarded his MBA from Yale School of Management, and he is fluent in German.

●	Adrian Jones. Mr. Jones joined the Adviser as a senior research analyst in 2018. Prior to joining First Eagle in May 2018, he was a senior analyst at King Street Capital Management, a distressed/value hedge fund, was a co-founder and portfolio manager at Artemis Partners, LP, and, before then, was a Senior Managing Director and portfolio manager at ING Investment Management.

●	Matthew McLennan. Mr. McLennan joined the Adviser in September 2008 as the Head of the Global Value Team after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Co-Founder of Goldman Sachs’ Global Equity Partners where he managed a global equity portfolio for the firm’s private wealth management clients as well as a Co-Founder and Equity Chief Investment Officer of the Investment Strategy Group for Goldman Sachs’ private client business and a Managing Director of Goldman Sachs. Mr. McLennan is a graduate of the University of Queensland. He also serves on boards of various educational institutions and nonprofit organizations such as The University of Queensland in America, Harvard School of Public Health, Trinity School and The Library of America.

The following table sets forth the name, position and principal occupation of each current executive officer and/or manager of FEIM. Each individual’s address is 1345 Avenue of the Americas New York, New York 10105.

Name	Principal Occupation with Adviser
Mehdi Mahmud	President and Chief Executive Officer
Melanie Dow	Chief Administrative Officer, Executive Managing Director
David O’Connor	General Counsel, Executive Managing Director
Michael Constantino	Chief Financial Officer, Executive Managing Director
Seth Gelman	Chief Compliance Officer, Managing Director

FEIM acts as investment adviser to no other registered investment companies that have a similar investment objective to either First Eagle Global Equity ETF or First Eagle Overseas Equity ETF.

History of the Existing Advisory Agreement

The Existing Advisory Agreement with FEIM with respect to the Funds is dated as of December 4, 2024. Each Fund’s initial shareholder approved the Existing Advisory Agreement on December 12, 2024. That date was, in each case, the last time the shareholders voted on the advisory arrangements with FEIM.

The Board recently approved the Existing Advisory Agreement at a regularly scheduled Board meeting on November 13-14, 2024.

Information about the Sub-Adviser

ETC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, serves as the Funds’ Sub-Adviser. The Sub-Adviser is an SEC-registered investment adviser formed in 2018 and is majority owned by Cottonwood ETF Holdings LLC (“Cottonwood”). Cottonwood is a holding vehicle with no other business activity. Cottonwood is majority owned by Richard Hogan and trusts controlled by Richard Hogan or for which Richard Hogan and family are the beneficiaries.

ETC specializes in the management of exchange traded funds. The Sub-Adviser provides trading and execution services to the Funds pursuant to the terms of the Existing Sub-Advisory Agreement. As of [ ], the Sub-Adviser had approximately $[ ] billion in assets under management.

The following table sets forth the name, position and principal occupation of each current executive officer and/or manager of ETC. Each individual’s address is 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120.

Name	Principal Occupation with Adviser
James G. Stevens	Chief Executive Officer
Richard R. Hogan	Officer
Dennis P. Lowenfels	Chief Compliance Officer
Richard Malinowski	General Counsel
Randal K. Taylor	Chief Financial Officer
Andrew P. Serowik	Lead Portfolio Manager

ETC acts as investment adviser or sub-adviser to no other registered investment companies that have a similar investment objective to First Eagle Global Equity ETF or First Eagle Overseas Equity ETF.

History of the Existing Sub-Advisory Agreement

The Existing Sub-Advisory Agreement with ETC with respect to the Funds is dated as of December 4, 2024. Each Fund’s initial shareholder approved the Existing Sub-Advisory Agreement on December 12, 2024. That date was, in each case, the last time the shareholders voted on the sub-advisory arrangement with ETC.

The Board recently approved the Existing Sub-Advisory Agreement at a regularly scheduled Board meeting on November 13-14, 2024.

Fees Paid to the Adviser and the Sub-Adviser

Pursuant to the Existing Advisory Agreement, the Adviser is responsible for the management of each of the Funds’ portfolios. In return for its investment management services, each Fund pays the Adviser a fee at the annual rate of the average daily value of its net assets as follows:

Name of Fund	Management Fee
First Eagle Global Equity ETF	0.79%*
First Eagle Overseas Equity ETF	0.79%*

*	The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, extraordinary items, interest or taxes) (“annual operating expenses”) is limited to 0.50% of the Fund’s average daily net assets. These contractual limitations are in effect until December 31, 2025, and may not be terminated prior to that date without the approval of the Board of the Trust.

The table below sets forth the total investment advisory fees paid by the Funds to the Adviser for the period from December 19, 2024, the date of the Funds’ inception, to [ ], 2025. Investment advisory fees are paid monthly.

Name of Fund	Fees Paid
First Eagle Global Equity ETF	[ ]
First Eagle Overseas Equity ETF	[ ]

For the period from December 19, 2024, the date of the Funds’ inception, to [ ], 2025, there were no brokerage commissions (or options clearing charges) paid to a broker-dealer affiliate or related party of the Adviser.

The Fund does not make direct payments to ETC. Rather, ETC’s sub-advisory fees are paid by FEIM. The Fund has made no material payments to the Sub-Adviser or any affiliated person of the Sub-Adviser during the period from December 19, 2024, the date of the Funds’ inception, to [ ], 2025.

The New Advisory Agreement is Substantially Similar to the Existing Advisory Agreement

Notwithstanding references to the New Advisory Agreement as “new,” this agreement is substantially the same as the Existing Advisory Agreement. Nonetheless, SEC regulation requires the following general description of the terms of the New Advisory Agreement. A copy of the form of the New Advisory Agreement is included in this Proxy Statement as APPENDIX B. All material terms of the existing agreement are being carried forward. You can refer to APPENDIX B for the complete terms.

There will be no change in the schedule of fees payable to the Adviser for investment advisory services under the New Advisory Agreement, and the New Advisory Agreement does not change advisory service terms. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the Adviser will manage the investment and reinvestment of the assets of the Funds. The New Advisory Agreement does not change the terms for dealing with securities brokers and dealers on behalf of the Fund and does not change the terms as to limitation of liability. In addition, the New Advisory Agreement does not change as to term, choice of law, continuance, and termination. The initial term of both the New Advisory Agreement and Existing Advisory Agreement ends on August 16, 2026, with expected one-year terms after that.

The Adviser has assured the Board that it will continue to provide the same level of advisory services to the Funds under the New Advisory Agreement as it provided under the Existing Advisory Agreement. No arrangement or understanding was made in connection with the New Advisory Agreement with respect to the composition of the Board or the governing board of the Adviser or with respect to the selection or appointment of any person to any office with the Trust or the Adviser. Representatives of Genstar and the Adviser will be represented on the governing board of the general partner to Genstar’s parent.

The New Sub-Advisory Agreement is Substantially Similar to the Existing Sub-Advisory Agreement

Notwithstanding references to the New Sub-Advisory Agreement as “new,” the agreement is substantially the same as the Existing Sub-Advisory Agreement. Nonetheless, SEC regulation requires the following general description of the terms of the New Sub-Advisory Agreement. A copy of the form of the New Sub-Advisory Agreement is included in this Proxy Statement as APPENDIX C. All material terms of the Existing Sub-Advisory Agreement are being carried forward. You can refer to APPENDIX C for the complete terms.

There will be no change in the schedule of fees payable to the Sub-Adviser for investment advisory services under the New Sub-Advisory Agreement, and the New Sub-Advisory Agreement does not change the advisory service terms. Both the New Sub-Advisory Agreement and the Existing Sub-Advisory Agreement provide that, subject to the oversight and review of the Adviser, the Sub-Adviser will manage the investment and reinvestment of the assets of each Fund. The New Sub-Advisory Agreement does not change the terms for dealing with securities brokers and dealers on behalf of the Funds and does not change the terms as to limitation of liability. In addition, the New Sub-Advisory Agreement does not change as to its term, choice of law, continuance, and termination. The initial term of both the New Sub-Advisory Agreement and Existing Sub-Advisory Agreement ends on August 16, 2026, with expected one-year terms after that.

Board Considerations for approval of the New Advisory Agreement and New Sub-Advisory Agreement

At meetings held on April 23, 2025 and May 13-14, 2025 (collectively, the “Board Meeting”), the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Advisory Agreement and the New Sub-Advisory Agreement (collectively, the “New Agreements”) and to recommend that the Shareholders of each Fund vote FOR the Proposal to approve the New Advisory Agreement.

In considering the approval of the New Agreements, the Board, with the assistance of independent counsel, considered its legal responsibilities with regard to all factors deemed to be relevant to the Funds. The Board evaluated the New Agreements in light of all the materials provided prior to and during the Board Meeting and at other meetings that preceded the Board Meeting, including meetings held on held on November 13-14, 2024 (collectively, the “Prior Meetings”), the presentations made during the Board Meeting and the Prior Meetings, and the discussions held during the Board Meeting and the Prior Meetings. The Trustees reviewed these materials with management of FEIM and ETC and discussed the New Agreements with counsel in executive sessions at which no representatives of FEIM or ETC were present.

The Trustees considered whether approval of the New Agreements would be in the best interests of each Fund and its Shareholders and the overall fairness of the New Agreements. Among other things, the Trustees considered information concerning: (i) the nature, extent and quality of the services provided by FEIM and ETC to the Funds; (ii) descriptions of the experience and qualifications of FEIM’s and ETC’s personnel providing those services; (iii) FEIM’s and ETC’s investment philosophies and processes; (iv) FEIM’s and ETC’s assets under management and client descriptions; (v) FEIM’s and ETC’s advisory fee arrangements with the Funds; (vi) FEIM’s and ETC’s compliance policies and procedures; (vii) FEIM’s and ETC’s soft dollar commission and trade allocation policies, as applicable; (viii) FEIM’s and ETC’s financial information, insurance coverage and profitability analysis related to provision of advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) information regarding each Fund’s fees relative to other funds with similar investments and structure; and (xi) information regarding the performance of each Fund relative to its benchmark index and other funds with similar investments and structure, though noting that performance information was limited as the Funds’ commenced operations on December 19, 2024.

Nature, Extent and Quality of Services Provided to the Funds. The Trustees evaluated the nature, extent and quality of the services that FEIM and ETC would provide under the New Agreements, which are the same services that FEIM and ETC provide under the Existing Advisory Agreement and Existing Sub-Advisory Agreement, on the basis of the functions that FEIM and ETC perform, and the quality and stability of the staff committed to those functions, FEIM’s and ETC’s compliance records and financial conditions and their background in providing services to the Funds under the existing Advisory Agreement and Existing Sub-Advisory Agreement, respectively. Based on the information provided and the Trustees’ prior experience with FEIM and ETC, the Trustees concluded that the nature and extent of the services that FEIM and ETC would provide under the New Agreements, as well as the quality of those services, was satisfactory. Because the services that FEIM and ETC would provide under the New Agreements are the same services that FEIM and ETC provide under the Existing Advisory Agreement and Existing Sub-Advisory Agreement, the Board determined that there would not be any detrimental effects on the management or operations of each Fund.

In this regard, the Trustees considered representations by FEIM and Genstar that the Transaction would not lead to a reduction in the quality or scope of services provided to the Funds. The Trustees took into account that there would be no change (including changes to the investment advisory fee or expense limitation agreement) that would adversely impact FEIM’s or ETC’s abilities to provide the same quality of services as were provided in the past; that FEIM would be sufficiently capitalized following the Transaction to continue its operations; that there were no material litigation, or regulatory or administrative proceedings pending against FEIM or its principal executive officers alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations; that there were no pending regulatory inquiries by the Securities and Exchange Commission or other regulators involving FEIM; and that there were no material compliance issues since the approval of the Existing Advisory Agreement.

The Trustees noted information provided on Genstar, including their track record of growing businesses, their likely time period of ownership of FEIM and possible later exit strategies, their familiarity with the investment management industry and other highly regulated financial services sectors, their support for management’s strategic direction of FEIM, and potential resources and other support that might be made available to FEIM over time. The Trustees also noted that the same investment advisory and certain other personnel of FEIM and ETC would continue to provide services to the Funds following the Transaction.

Section 15(f) of the 1940 Act. The Trustees also considered whether the arrangements comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the applicable transaction, at least 75% of the board members of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon a Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of a Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Consistent with the first condition of Section 15(f), FEIM represented that it is not aware of any current plans to reconstitute the Board following the Transaction. Thus, at least 75% of the Trustees of the Trust would not be “interested persons” (as defined in the 1940 Act) of FEIM for a period of three years after closing of the Transaction and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), FEIM represented that the Transaction will not have an economic impact on their ability to provide services to the Funds and no fee increases are contemplated. Thus, the Trustees found that the Transaction would not result in an "unfair burden" (as defined in Section 15(f)) during the two-year period following the closing of the Transaction. FEIM represented that neither it nor any interested person of it would receive any compensation from the Funds or its shareholders, except as permitted pursuant to Section 15(f).

Costs of Services Provided and Profits Realized by the Adviser. The Trustees examined fee information for each Fund, including a comparison of such information to other similarly situated funds, and the total expense ratio of each Fund. In this regard, the Trustees noted that the investment advisory fee, which was a “unitary fee,” and the existing expense limitation arrangement, were not expected to change as a result of the Transaction or approval of the New Agreements. The Trustees noted that under the unitary fee structure, the Funds paid no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses. The Trustees noted that FEIM would be responsible for compensating the Funds’ other service providers and paying other expenses of the Funds out of the unitary fee, including the sub-advisory fees paid to ETC. The Trustees also reviewed analyses of FEIM’s and ETC’s estimated profitability related to their provision of advisory services to the Funds. Based on the information provided, the Trustees concluded that the investment advisory fees to be paid by the Funds to FEIM and the sub-advisory fees to be paid by FEIM to ETC were fair and reasonable in light of the nature and quality of the services provided.

Investment Performance of the Funds. The Trustees reviewed information concerning each Fund’s investment performance, both absolutely as well as compared to its benchmark index and to other funds with similar investments and structure but noted that performance information was limited, as each Fund commenced operations on December 19, 2024.

Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the New Agreements, the Trustees assessed the degree to which economies of scale that would be expected to be realized if the Funds’ assets increase, whether the Funds were large enough to generate economies of scale, and the extent to which fee levels would reflect those economies of scale for the benefit of the Funds’ shareholders. The Trustees determined that the fee schedules in the New Agreements were reasonable and appropriate.

Other Benefits to the Adviser. In addition to the above factors, the Trustees also considered other benefits received by FEIM and ETC from their management of the Funds, including, without limitation, the ability to market its advisory services for similar products in the future.

No single factor was determinative of the Board’s decision to approve the New Agreements; rather, each Trustee based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees, including all of the Independent Trustees, approved the New Agreements, with the New Advisory Agreement being subject to Shareholder approval, for an initial term ending August 16, 2026.

* * *

The Board recommends that Shareholders vote “FOR” approval of the New Advisory Agreement.

* * *

If you cannot attend the Meeting in person, please complete, sign and return the enclosed proxy in the envelope provided so that the Meeting may be held and action taken with the greatest possible number of shares participating

Proposals by Shareholders

The Trust is generally not required to hold annual meetings of shareholders and the Trust generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions, such as election of Trustees or approval of a new advisory agreement, are required to be taken under the 1940 Act or the Trust’s By-Laws. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Trust’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Delaware law.

HELP AVOID THE COST AND INCONVENIENCE OF ADDITIONAL SOLICITATIONS. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

APPENDIX A

Security Ownership by Certain Beneficial Owners and Management of the Trust

As of the Record Date, to the knowledge of the Funds, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the shares of the beneficial interest of each such Fund. These percentages are based generally on ownership of the shares by the officers and Trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or Trustee has an interest may hold shares of the Funds, but those holdings generally are disregarded.

As of the Record Date, to the knowledge of the Funds, the following Shareholders owned 5.00% or more of the Funds’ securities:

[TO COME]

To the knowledge of the Funds, share ownership shown above is record ownership unless marked as both record and beneficial ownership.

A-1

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of [ ] between The RBB Fund Trust (herein called the "Trust"), and First Eagle Investment Management, LLC (herein called the "Adviser").

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and currently offers or proposes to offer shares representing interests in separate investment funds; and

WHEREAS, the Trust desires to retain the Adviser to render certain investment advisory services to the Trust with respect to the Trust's funds listed on Exhibit A hereto (collectively, the "Funds" and each, a "Fund"), effective as of the dates specified on Exhibit A, and the Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Trust and the shareholder(s) of each Fund have approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser for the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a) Resolutions of the Board of Trustees of the Trust authorizing the appointment of the Adviser and the execution and delivery of this Agreement; and

(b) A prospectus and statement of additional information relating to each Fund of the Trust in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and "Statement of Additional Information," respectively).

The Trust will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

In addition to the foregoing, the Trust will also provide the Adviser with copies of the Trust's Declaration of Trust and By-laws, and any service contracts related to the Funds, and will promptly furnish the Adviser with any amendments of or supplements to such documents.

SECTION 3. MANAGEMENT.

(a) Subject to the supervision of the Board of Trustees of the Trust and subject to Section 3(b) below, the Adviser will provide for the overall management of the Funds including (i) the provision of a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Fund, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Trust for each Fund, (iii) the placement from time to time of orders for all purchases and sales made for each Portfolio, (iv) in connection with its management of each Portfolio, monitoring and assistance with anticipated purchases and redemptions of creation units by shareholders and new investors, (v) the determination of the amount of the cash component, the identity and number of shares of the securities to be accepted in exchange for "Creation Units" for each Portfolio and the securities that will be applicable that day to redemption requests received for each Portfolio (and may give directions to the Fund's custodian with respect to such designations), (vi) the coordination of each Fund's compliance with rules of the applicable securities exchange, and (iv) the establishment, monitoring and keeping up-to-date of each Fund's website to comply with applicable law. The Adviser shall have a limited power-of-attorney to execute any trading and/or subscription documents necessary in order to carry out its duties under this Section 3. The Adviser will provide the services rendered by it hereunder in accordance with each Fund 's investment objective, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Adviser has actual notice or knowledge of any changes to such investment objectives, restrictions or policies. The Adviser further agrees that it will render to the Trust's Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Adviser agrees to provide to the Trust (or its agents and service providers) prompt and accurate data with respect to each Fund's transactions and, where not otherwise available, the daily valuation of securities in each Fund.

(b) Sub-Advisers. The Adviser may delegate certain of its responsibilities hereunder with respect to provision of the investment advisory services set forth in Section 3(a) above to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the applicable requirements of Section 15 of the 1940 Act and rules thereunder (including without limitation the requirements for approval by the Board of Trustees of the Trust and the shareholders of each Fund), subject, however, to such exemptions as may be granted by the U.S. Securities and Exchange Commission upon application or by rule. Such Sub-Adviser may (but need not) be affiliated with the Adviser.

Any delegation of services pursuant to this Section 3(b) shall be subject to the following conditions:

1. Any fees or compensation payable to any Sub-Adviser shall be paid by the Adviser, and no additional obligation may be incurred on the Trust's behalf to any Sub-Adviser; except that any Trust expenses that may be incurred by the Adviser and paid by the Trust to the Adviser directly may be incurred by the Sub-Adviser and paid by the Trust to the Sub-Adviser directly, so long as such payment arrangements are approved by the Trust and the Adviser.

2. If the Adviser delegates its responsibilities to more than one Sub-Adviser, the Adviser shall be responsible for assigning to each Sub-Adviser that portion of its duties with respect to each Fund for which the Sub-Adviser is to act as Sub-Adviser, subject to the approval of the Trust's Board of Trustees.

3. To the extent that any obligations of the Adviser or any Sub-Adviser require any service provider of the Trust or any Fund to furnish information or services, such information or services shall be furnished by the Trust's or the Fund's service providers directly to both the Adviser and any Sub-Adviser.

SECTION 4. BROKERAGE. Subject to the Adviser's obligation to obtain best price and execution, the Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Adviser places orders for the purchase or sale of securities for a Fund, in selecting brokers or dealers to execute such orders, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly. Without limiting the generality of the foregoing, the Adviser is authorized to cause each Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Adviser, provided that the Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Adviser's overall responsibilities with respect to accounts as to which the Adviser exercises investment discretion. The Adviser may aggregate securities orders so long as the Adviser adheres to a policy of allocating investment opportunities to the Funds over a period of time on a fair and equitable basis relative to other clients. In no instance will a Fund's securities be purchased from or sold to the Trust's principal underwriter, the Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law. Without limiting the provisions in Section 3(b) above regarding sub-advisers, the Adviser is explicitly permitted to engage one or more sub-advisers with respect to the trading of securities and other investments on behalf of the Funds, with the effect that the rights and obligations under this Section 4 shall be similarly applicable to such sub-advisers.

The Adviser shall report to the Board of Trustees of the Trust at least quarterly with respect to brokerage transactions that were entered into by the Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Adviser to the Funds and the Adviser's other clients, that the total commissions paid by the Funds were reasonable in relation to the benefits to the Funds over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies and self-regulatory organizations having jurisdiction over each Fund and/or the Adviser in the performance of its duties hereunder. The Adviser will treat confidentially and as proprietary information of the Trust all records and other information relating to the Trust and prior, present, or potential shareholders (except with respect to clients of the Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. Where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Trust, the Adviser may comply with such request prior to obtaining the Trust's written approval, provided that the Adviser has taken reasonable steps to promptly notify the Trust, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE. The Adviser may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Funds or the Trust.

Nothing in this Agreement shall limit or restrict the Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Trust acknowledges that the Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Funds. The Adviser shall have no obligation to acquire for the Funds a position in any investment which the Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Adviser agrees that this Section 6 does not constitute a waiver by the Trust of the obligations imposed upon the Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Trust of the obligations imposed upon the Adviser under Section 206 of the Advisers Act of 1940 and the rules thereunder. Further, the Adviser agrees that this Section 6 does not constitute a waiver by the Trust of the fiduciary obligation of the Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7. BOOKS AND RECORDS. With respect to records created and retained pursuant to the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains on behalf of the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust 's request. The Adviser agrees to comply with the retention periods prescribed by Rule 31a-2 under the 1940 Act with regard to the records it maintains for purposes of compliance with Rule 31a-1 under the 1940 Act.

SECTION 8. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. In addition, for no additional compensation, the Adviser shall pay all of the other operating expenses of each Fund, excluding: (i) its advisory fees payable under this Agreement; (ii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses, trading expenses and other expenses (such as stamp taxes) in connection with the execution of fund transactions or in connection with creation and redemption transactions; (v) tax expenses (including any income or franchise taxes) and governmental fees; and (vi) extraordinary expenses, such as litigation costs and other expenses not incurred in the ordinary course of business.

General expenses of the Trust not readily identifiable as belonging to an investment fund of the Trust shall be allocated among all investment funds by or under the direction of the Trust's Board of Trustees in such manner as the Board determines to be fair and equitable and such expenses will be borne by the Adviser or Funds in accordance with this Section 8.

SECTION 9. VOTING. The Adviser shall have the authority to vote as agent for each Fund, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which such Fund's assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees of the Trust may adopt from time to time.

SECTION 10. RESERVATION OF NAME. The Adviser shall at all times have all rights in and to each Fund's name and all investment models used by or on behalf of such Fund. The Adviser may use each Fund's name or any portion thereof in connection with any other investment fund or business activity without the consent of any shareholder and the Trust shall execute and deliver any and all documents required to indicate the consent of the Trust to such use. The Trust hereby agrees that in the event that neither the Adviser nor any of its affiliates acts as investment adviser to a Fund, the name of the Fund will be changed to one that does not suggest an affiliation with the Adviser.

SECTION 11. COMPENSATION.

(a) For the services provided and the expenses assumed pursuant to this Agreement with respect to each Fund, the Trust will pay the Adviser from the assets of such Fund and the Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 0.79% of the Fund's average daily net assets. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

(b) The fee attributable to each Fund shall be satisfied only against the assets of such Fund and not against the assets of any other investment fund of the Trust. The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Adviser.

SECTION 12. LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). Each Fund will indemnify the Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Trustees of the Fund who are neither "interested persons" of the Trust nor parties to the proceeding ("disinterested non-party Trustees") or (b) an independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware General Corporation Law. The Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by a Fund under this Section shall be satisfied only against the assets of the Fund and not against the assets of any other investment fund of the Trust.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Adviser's rights to a Fund's name. The Adviser shall indemnify and hold harmless the Trust and each Fund for any claims arising from the use of the terms First Eagle Investment Management, First Eagle, First Eagle Investments, or FEIM in the name of the Fund.

SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to each Fund as of the date first above written and, unless sooner terminated as provided herein, shall continue with respect to each Fund until August 16, 2026. Thereafter, if not terminated, this Agreement shall continue with respect to each Fund for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of such Fund; provided, however, that this Agreement may be terminated with respect to a Fund by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' prior written notice to the Adviser, or by the Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Trust. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act). This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and, unless otherwise permitted by the 1940 Act (including the rules and interpretations thereunder), no amendment of this Agreement affecting a Fund shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund.

SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day), electronic mail (provided written confirmation is obtained) or mailed by certified mail, return receipt requested, as follows:

If to the Trust:

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan St.

Milwaukee, WI 53202

Attention: Steven Plump

If to the Adviser:

First Eagle Investment Management, LLC

1345 Avenue of the Americas

New York, NY 10105

legal@firsteagle.com

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.

SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND TRUST

By:
Name:	[ ]
Title:	[ ]

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:
Name:	[ ]
Title:	[ ]

EXHIBIT A

Funds	Effective Date of Investment Advisory Services
First Eagle Global Equity ETF	[ ]
First Eagle Overseas Equity ETF	[ ]

APPENDIX C

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT, dated as of [ ] by and between First Eagle Investment Management, LLC, a Delaware limited liability company (the “Adviser”) and Exchange Traded Concepts, LLC, an Oklahoma limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with The RBB Fund Trust (the “Trust”), a Delaware statutory trust that is an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to each series of the Trust specified in Appendix A hereto, (each a “Fund” and collectively, the “Funds”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Adviser has the authority under the Investment Advisory Agreement with the Trust to delegate certain of its responsibilities with respect to provisions of its investment advisory services to one or more sub-advisers for each Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Adviser and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund, subject to the supervision and oversight of the Adviser and the Board of Trustees of the Trust, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Adviser.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE ADVISER

A. As investment adviser to each Fund, the Sub-Adviser will receive on a daily basis from the Adviser a model with respect to each Fund. Using such models, the Subadviser shall, consistent with the instructions and directions of the Adviser pursuant to mutually agreed upon notification protocols, coordinate the investment and reinvestment of the assets of each Fund, subject always to the supervision and control of the Adviser and the Board of Trustees of the Trust.

B. As part of the services it will provide hereunder, the Sub-Adviser will:

(i) implement a continuous investment program for each Fund;

(ii) take whatever steps are necessary to implement the investment program for each Fund, including issuing directives as necessary for the appropriate implementation of the investment program of each Fund;

(iii) the placement from time to time of orders for all purchases and sales made for each Fund;

(iv) the determination of the amount of the cash component, the identity and number of shares of the securities to be accepted in exchange for Creation Units for each Fund and the securities that will be applicable that day to redemption requests received for each Fund (and may give directions to the Trust’s custodian with respect to such designations);

(v) keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in each Fund that are within the purview of the Sub-Adviser’s services hereunder, and concerning the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board of Trustees of the Trust; and attend meetings with the Adviser and/or the Board of Trustees, as reasonably requested, to discuss the foregoing;

(vi) in accordance with procedures and methods established by the Board of Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in each Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in each Fund for which market prices are not readily available, in each case at the reasonable request of the Adviser or the Board of Trustees; and

(vii) cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C. In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following: (i) the Trust’s Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust’s Document”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus(es) and Statement(s) of Additional Information of the Trust relating to the Fund(s) filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund(s); (v) the applicable sections of the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Adviser which are agreed to in writing by the Sub-Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust’s Document, By-Laws, Prospectus and SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document, and the Sub-Adviser shall only be subject to those amendments, modifications or supplements which are provided to it by the Adviser.

D. In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to (i) each Fund, (ii) any other Fund of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of each Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This shall also not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of Rule 12d3-1 under the Investment Company Act.)

E. The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

F. The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of investments for each Fund, in the name of the Fund or its nominees, the Sub-Adviser shall use its best efforts to obtain for the Fund “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund.

G. Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Fund or its other advisory clients. To the extent authorized by Section 28(e) and the Trust’s Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

H. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund(s). The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund(s), so long as such decision is consistent with the Sub-Adviser’s fiduciary obligations to each Fund.

I. The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13(f) of the Exchange Act, with respect to its duties as are set forth herein.

4.	COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser an advisory fee with respect to each Fund as specified in Appendix B to this Agreement. Payments shall be made by the Adviser to the Sub-Adviser not less than monthly in arrears, and calculated by applying either a minimum rate or a daily rate based on the annual percentage rates as specified in the appropriate Schedule, to the assets. The asset based fee shall be based on the average daily net assets for the month involved. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.	LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on any willful misconduct, bad faith, or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust.

6.	REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

A. The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C. The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

D. The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund(s).

E. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

7.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A. The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify each Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund(s).

C. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D. The Sub-Adviser has adopted written policies and procedures addressing the Sub-Adviser’s compliance with all applicable laws, rules and regulations, including all applicable laws, regulations and fiduciary duties relating to insider trading or insider dealing while in possession of material non-public or inside information;

E. The Sub-Adviser has adopted written policies and procedures addressing the Sub-Adviser’s business continuity plans and cybersecurity protections.

F. The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV Part 1, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and ADV Part 2, if applicable, and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

G. The Sub-Adviser will promptly notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund(s) or senior management of the Sub-Adviser, in each case prior to such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and the Adviser, if any, arising out of an assignment or change in control.

H. The Sub-Adviser will immediately notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

I. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as determined by industry standards.

H. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

8.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, the Fund(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.	REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

10.	RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Adviser shall furnish, or shall cause to be furnished, to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

11.	DURATION OF AGREEMENT

This Agreement shall become effective with respect to each Fund as of the date first above written and, unless sooner terminated as provided herein, shall continue with respect to each Fund until August 16, 2026. Thereafter, if not terminated, this Agreement shall continue with respect to each Fund for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval or otherwise if pursuant to applicable relief from such in-person requirements under the Investment Company Act, and (b) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund.

12.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ prior written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ prior written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

13.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in compliance with the 1940 Act procedural requirements.

14.	ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder and any applicable interpretation by the SEC or its staff.

15.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.

16.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

17.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	First Eagle Investment Management, LLC 1365 Avenue of the Americas New York, NY 10105 Attention: [Sheelyn Michael] [sheelyn.michael@firsteagle.com and Daniel Jeng daniel.jeng@firsteagle.com]

For:	Exchange Traded Concepts, LLC 10900 Hefner Pointe Dr. Ste. 207 Oklahoma City, OK 73012 Attention: J. Garrett Stevens, CEO Email: Legal@exchangetradedconcepts.com

18.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

19.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

20.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation, interpretation, guidance or order of the SEC or its staff, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.	THIRD PARTY BENEFICIARY

The Adviser and Sub-Adviser expressly agree that the Trust shall be deemed an intended third party beneficiary of this Agreement.

25.	CONFIDENTIALITY

Except as otherwise agreed in writing, as required by law, or as necessary for Sub-Adviser to carry out the intended purposes of this Agreement (including disclosures to employees, officers, directors, third-party service providers, consultants and other agents), the Sub-Adviser will keep confidential all nonpublic information concerning the Adviser’s and the Trust’s financial affairs or investments. Nonpublic information shall not include information which was (a) known to the Sub-Adviser prior to this Agreement, (b) acquired from a third party whom the Sub-Adviser reasonably believes is not under an obligation of confidentiality to the Adviser or the Trust, (c) placed in the public domain without fault of the Sub-Adviser, or (d) independently developed by the Sub-Adviser without reference or reliance upon the nonpublic information. Adviser hereby agrees that Sub-Adviser may use Adviser’s name in Sub-Adviser’s marketing materials and other communications regarding Sub-Adviser’s clients.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

FIRST EAGLE INVESTMENT MANAGEMENT, LLC		EXCHANGE TRADED CONCEPTS, LLC

By:		By:
Name:	[ ]	Name:	[ ]
Title:	[ ]	Title:	[ ]

APPENDIX A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Name of Fund
First Eagle Global Equity ETF
First Eagle Overseas Equity ETF

First Eagle Investments

PO Box 211230, Eagan, MN 55121-9984

**VOTE ONLINE**

1. Read the proxy statement.
2. Go to:
3. Follow the simple instructions.

**VOTE BY PHONE**

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free:
3. Follow the simple instructions.

**VOTE BY MAIL**

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

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**<FUND NAME PRINTS HERE>**
**THE RBB FUND TRUST**
**PROXY FOR THE SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD JUNE 30, 2025**
**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES**

The undersigned shareholder of the above-referenced Fund (the "Fund") hereby appoints each of Steven Plump, James G. Shaw and Thomas M. Reynolds, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 30, 2025 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202 at 10:00 a.m. Central Time (the "Meeting") and at any adjournments thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.**

**CONTROL NUMBER** [ ]

**AUTHORIZED SIGNATURE(S)**
**This section must be completed for your vote to be counted.**

[ ]

Signature(s) and Title(s), if applicable    Sign in the box above

Date ____________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer

100324-RBB FE ETF-0525

who should state his or her title.

100324-RBB FE ETF-0525

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 30, 2025.**

**The Proxy Statement for the Meeting is available at www.proxyvotinginfo.com/p/firsteagle**

**YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.**
**PLEASE CAST YOUR VOTE *TODAY!***

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.**

**IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.**

↓ **Please detach at perforation before mailing.** ↓

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**This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.**
**If no specification is made, this proxy shall be voted “FOR” the proposal.**
**The Board of Trustees has voted in favor of the proposal and recommends that you vote “FOR” the proposal.**

**TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:** ☒

100324-RBB FE ETF-0525